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                                                                    Exhibit 10.5

                                                              November 4, 1998



Mr. Kevin O'Leary
President
The Learning Company, Inc.
One Athenaeum Street
Cambridge, MA 02142

Dear Kevin:

         Reference is made to the Employment Agreement dated April 9, 1997 between The Learning Company, Inc. and you (the "Agreement"). Capitalized terms used and not defined herein have the meanings ascribed to such terms in the Agreement.

         This letter is to confirm the action of the Corporation's Compensation Committee on October 22 with respect to the Agreement. Effective as of October 1, 1998, the Annual Base Salary in Section 2.1 has been changed to $750,000, and the Bonus in Section 2.4 has been changed to $1,000,000.

         Please contact me if you have any questions.

                                        Sincerely,


                                        /s/ William H. Shupert, III
                                        ---------------------------
                                        William H. Shupert, III
                                        Sr. Vice President, Human Resources